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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 22, 2003


                                GSI LUMONICS INC.
             (Exact name of registrant as specified in its charter)


                              New Brunswick, Canada
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                 (State or other jurisdiction of incorporation)


          333-71449                                  98-0110412
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   (Commission File Number)             (I.R.S. Employer Identification No.)


                 39 Manning Road, Billerica, Massachusetts 01821
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          (Address of principal executive offices, including zip code)


                                 (978) 439-5511
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

     On May 22, 2003 GSI Lumonics Inc. (the Company) issued a press release announcing that its annual general meeting of shareholders will be held at 10:00 a.m. on Tuesday, June 24, 2003 at the Renaissance Bedford Hotel, Bedford, Massachusetts.

     A copy of the press release is attached to this report as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not required.

     (b)  Pro Forma Financial Information.

          Not required.

     (c)  Exhibits.

          99.1 Press Release issued May 22, 2003.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GSI LUMONICS INC.
                                      (Registrant)


Date: May 23, 2003                    By:   /s/  Charles D. Winston
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                                          Charles D. Winston,
                                          President and Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit No.    Description
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  99.1         Press Release issued May 22, 2003.